UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 9, 2007

                          EURO GROUP OF COMPANIES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                   000-29805
                             ----------------------
                            (Commission File Number)

                Delaware                               13-4070586
 --------------------------------------      ----------------------------------
(State or incorporation or organization)    (I.R.S. Employer Identification No.)


              181 Westchester Avenue, Port Chester, New York 10573
                     --------------------------------------
                    (Address of principal executive offices)

                          Telephone No.: (914)-937-3900
               -------------------------------------------------
              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Matters.

     Euro Group of Companies, Inc., a Delaware corporation formerly known as ICT Technologies, Inc. (the "Company"), previously disclosed its name change effective as of November 5, 2007. The Company applied for a new ticker symbol for the trading of the Company's common stock to reflect the Company's new name and was issued the new trading symbol of "EGCO" by The NASDAQ Stock Market, Inc. This trading symbol change will take effect at the open of business November 9, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  November 9, 2007                    EURO GROUP OF COMPANIES, INC.
                                            (f/k/a ICT Technologies, Inc. )
                                            (Registrant)


                                            By:  /s/  Vasilios Koutsobinas
                                               --------------------------------
                                                      Vasilios Koutsobinas
                                                      Chairman,
                                                      Chief Executive Officer
                                                      and Principal Executive
                                                      Officer